UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 6, 2020

OMNICELL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

590 East Middlefield Road
Mountain View, CA 94043
(Address of principal executive offices, including zip code)

(650) 251-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	OMCL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 1.01. Entry Into a Material Definitive Agreement
On August 11, 2020, Omnicell, Inc. (the “Company”) entered into an Equity Purchase Agreement (the “Purchase Agreement”) with the direct and indirect holders of all of the equity interests (collectively, the “Sellers”) of PSGH, LLC, a Texas limited liability company (“PSGH”).
The Purchase Agreement provides, among other things, that, on the terms and subject to the conditions set forth therein, the Company will acquire, directly or indirectly, all of the outstanding equity of PSGH’s 340B Link business (the “340B Link Business”) for total consideration of $225 million, subject to customary adjustments at closing as provided for in the Purchase Agreement.
Prior to the closing of the transaction contemplated by the Purchase Agreement and as a condition thereto, PSGH and the Sellers will effect a divisional merger of Pharmaceutical Strategies Group, LLC, a Texas limited liability company (“PSG”) and a current wholly-owned subsidiary of PSGH, to separate PSGH’s 340B Link Business and PSGH’s non-340B Link Business. The Company will not acquire the non-340B Link Business or its associated assets or assume its liabilities in connection with the Purchase Agreement.
The Purchase Agreement contains customary representations and warranties and covenants from each of the parties.
The Purchase Agreement also contains customary indemnities, and the Company has obtained representation and warranty insurance, subject to exclusions, policy limits and certain other terms and conditions, to obtain coverage for losses that may result from a breach of certain representations and warranties made by Sellers in the Purchase Agreement.
As an inducement for the Company to enter into the Purchase Agreement and to consummate the transaction contemplated thereby (a) concurrently with the execution and delivery of the Purchase Agreement, certain key employees of an affiliate of PSGH entered into offer of employment letters with the Company, which offer letters will become effective contingent upon the closing of the transaction and (b) at the closing of the transaction, certain Sellers and PSG will enter into a noncompetition and non-solicitation agreement in favor of the Company, PSGH and the Company’s other affiliates.
To finance the transaction contemplated by the Purchase Agreement, the Company expects to use cash available on its balance sheet and borrowings under its existing $500 million revolving credit facility.
The closing of the transaction contemplated by the Purchase Agreement is anticipated to occur in 2020 and is subject to customary closing conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Purchase Agreement also provides customary termination rights to each of the parties.
The foregoing description of the Purchase Agreement and the transaction contemplated thereby does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On August 6, 2020, the board of directors (the “Board”) of the Company adopted amended and restated bylaws of the Company (the bylaws, as so amended and restated, the “Amended and Restated Bylaws”), effective immediately. The Amended and Restated Bylaws, among other things:
•Add provisions that, in an emergency, permit any director or certain officers to call Board meetings, lower quorum thresholds for Board meetings and permit the Board to approve a list of officers who will be deemed directors for purposes of obtaining a quorum for as long as the emergency is ongoing;
•Enhance procedural mechanics in connection with stockholder nominations of directors and submission of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at stockholder meetings, including, among other things: (i) a requirement that certain information with respect to stockholder nominations and proposals, the stockholder making a nomination or proposal and the stockholder nominee (if applicable) be provided to the Company, (ii) a requirement that the proposing or nominating stockholder update such information as of the record date and prior to the meeting date and notify the Secretary of the Company of any inaccurate information or any change in information, (iii) a requirement that any stockholder nominee make certain representations as to matters such as voting commitments, compliance with law and intention to serve the full term if elected and (iv) a requirement that the proposing or nominating stockholder appear at the meeting to present the business or nomination;
•Clarify the powers of the Board;

•Permit special Board meetings to be held with less than 24 hours’ notice if the Chairman or Chief Executive Officer calling the meeting determines that it is necessary or appropriate under the circumstances;
•Add a provision describing the role of the lead independent director;
•Clarify that only non-employee directors are eligible for compensation for Board service;
•Change the Chairman of the Board position from an officer to a non-officer Board position; provide for the Chief Executive Officer position; and generally replace references to the President with references to the Chief Executive Officer;
•Modify officer removal and vacancy provisions to (i) clarify that Board action is not required to authorize the Chief Executive Officer to remove any other officer of the Company and (ii) permit the Chief Executive Officer to fill officer vacancies other than any Chief Executive Officer vacancy;
•Establish the Delaware Court of Chancery as the exclusive forum for certain legal actions, including certain stockholder and intra-corporate disputes, and establish the federal district courts of the United States of America as the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended; and
•Make various updates, including, among other things, to make the Amended and Restated Bylaws gender neutral, contemplate electronic transmission of notice and add mechanics relating to virtual meetings.
The foregoing summary of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.
Item 7.01. Regulation FD Disclosure
On August 12, 2020, the Company issued a press release and an investor deck announcing the Company’s entry into the Purchase Agreement. Copies of the press release and investor deck are furnished herewith as Exhibits 99.1 and 99.2, respectively.
The information set forth under this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Forward-Looking Statements
To the extent any statements contained in this Current Report on Form 8-K deal with information that is not historical, these statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. As such, they are subject to the occurrence of many events outside the Company’s control and are subject to various risk factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statement. Such statements include, but are not limited to, those regarding the timing of the consummation of the acquisition, the expected benefits of the acquisition of the 340B Link Business, the impact of the acquisition on the Company’s products and services and the capabilities of the products and services of the 340B Link Business. There are a significant number of factors that could cause actual results to differ materially from statements made in this presentation, including: difficulties encountered in closing and integrating the 340B Link Business, including regulatory review, technologies, personnel and operations; costs related to the acquisition; market acceptance of the acquisition and resulting products and services; the Company’s inability to realize value from its significant investments in its business, including product and service innovations; and general market, political, economic and business conditions, including the ongoing COVID-19 pandemic and other industry or economic conditions outside of the Company’s control, as well as other risks and uncertainties described in the Company’s most recent filings with the Securities and Exchange Commission (“SEC”), particularly under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” including the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2020. Copies of these documents may be obtained by visiting the Company’s Investor Relations website at https://ir.omnicell.com or the SEC’s website at www.sec.gov. Prospective investors are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Number	Description of Document
2.1	Equity Purchase Agreement, dated August 11, 2020, by and among Omnicell, Inc., PSGH, LLC, BW Apothecary Holdings, LLC, the sellers identified therein and the sellers’ representative

3.1	Second Amended and Restated Bylaws of Omnicell, Inc. dated August 6, 2020

99.1	Press release issued by Omnicell, Inc. dated August 12, 2020

99.2	Investor deck issued by Omnicell, Inc. dated August 12, 2020

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.
Date: August 11, 2020	/s/ Dan S. Johnston
Dan S. Johnston
Executive Vice President, Chief Legal and Administrative Officer and Secretary